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                          EATON VANCE HIGH INCOME FUND
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                               dated March 1, 2004


The following is added to "Strategies and Risks":

SENIOR LOANS. The Portfolio may invest in interests in senior floating rate loans ("Senior Loans"). Senior Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the
Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates generally are primarily the London Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest was required to be refunded, it could negatively affect the Fund's performance.

Senior Loans may not be rated by a rating agency, and may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, the investment adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of Senior Loans in the loan portfolio have been assigned ratings by independent rating agencies which are likely to be below investment grade. In the event Senior Loans are not rated, they are likely to be of equivalent below investment grade quality. Because of the protective features of Senior Loans, the investment adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The investment adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.


June 8, 2004